EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
25-May-07                                                                                                                  31-May-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                            Period #
25-Jun-07                                         ------------------------------                                                  27

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
Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $436,018,204
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $16,464,443
     Overcollateralization                                                       $137           $147,780
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $122,523,981
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $463,685,239
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $17,310,430
           Receipts of Pre-Paid Principal                                  $9,850,303
           Liquidation Proceeds                                              $253,422
           Principal Balance Allocable to Gross Charge-offs                  $252,880
        Total Principal Reduction                                         $27,667,035

        Interest Collections
           Receipts of Interest                                            $1,278,335
           Servicer Advances                                                  $55,406
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                        $101,748
           Net Investment Earnings                                            $31,383
        Total Interest Collections                                         $1,466,871

     Total Collections                                                    $28,881,026

     Ending Receivables Outstanding                                      $436,018,204

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $489,994
     Current Period Servicer Advance                                          $55,406
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $545,400

Collection Account
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     Deposits to Collection Account                                       $28,881,026

     Distribution Amounts Due
        Servicing Fees Due                                                   $386,404
        Class A Noteholder Interest Distribution Due                       $1,443,552
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $25,885,807
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                   $147,780
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $386,404
        Amounts Deposited into Note Distribution Account                  $27,596,657
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $897,965
     Total Distributions from Collection Account                          $28,881,026

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $897,965
     Total Excess Funds Released to the Depositor                            $897,965

Note Distribution Account
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     Amount Deposited from the Collection Account                         $27,596,657
     Interest Distribution to Noteholders                                  $1,563,070
     Principal Distribution to Noteholders                                $26,033,587
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $27,596,657

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $500,144              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                      $26,033,587       $122,523,981       $175.24        82.48%
     Class A-4 Notes                                                               $0       $264,507,000         $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       34,072             33,097
     Weighted Average Remaining Term                                            28.42              27.47
     Weighted Average Annual Percentage Rate                                    4.18%              4.17%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $392,914,993             90.11%
        1-29 days                                                         $33,386,909              7.66%
        30-59 days                                                         $6,770,714              1.55%
        60-89 days                                                         $1,580,295              0.36%
        90-119 days                                                          $465,192              0.11%
        120+ days                                                            $900,101              0.21%
        Total                                                            $436,018,204            100.00%
        Delinquent Receivables +30 days past due                           $9,716,303              2.23%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $252,880
        Recoveries for Current Period                                        $101,748
        Net Write-Offs for Current Period                                    $151,132

        Cumulative Realized Losses                                         $6,700,787


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,261,553                 61
        Ending Period Repossessed Receivables Balance                      $1,462,056                 72
        Principal Balance of 90+ Day Repossessed Vehicles                    $125,839                  5


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $17,634,189
     Beginning Period Amount                                              $17,634,189
     Current Distribution Date Required Amount                            $16,464,443
     Current Period Release                                                $1,169,746
     Ending Period Amount                                                 $16,464,443
     Next Distribution Date Required Amount                               $15,334,267

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $31,383
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                                 $611,483
     Ending Period Target Credit Enhancement OC Amount                       $147,780
     Ending Period Amount                                                    $147,780
     Current Period Release                                                  $463,703

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